EXHIBIT 10.1

FIRST AMENDMENT
Dated as of May 7, 2007
To the
COMBINATION AGREEMENT AND
AGREEMENT AND PLAN OF MERGER
Dated as of January 29, 2007
Among
ABITIBIBOWATER INC. (FORMERLY ALPHA-BRAVO HOLDINGS INC.),
ABITIBI-CONSOLIDATED INC.,
BOWATER INCORPORATED,
ALPHA-BRAVO MERGER SUB INC.,
and
BOWATER CANADA INC.

          This FIRST AMENDMENT TO THE COMBINATION AGREEMENT AND AGREEMENT AND PLAN OF MERGER is dated as of May 7, 2007 (this “Amendment”) and is made among ABITIBIBOWATER INC. (formerly Alpha-Bravo Holdings Inc.), a Delaware corporation (“Parent”), ABITIBI-CONSOLIDATED INC., a corporation amalgamated under the laws of Canada (“ACI”), BOWATER INCORPORATED, a Delaware corporation (“Bowater”), ALPHA-BRAVO MERGER SUB INC., a Delaware corporation (“Merger Sub”), and BOWATER CANADA INC., a corporation incorporated under the laws of Canada (“ExchangeCo”).
          WHEREAS, Parent, ACI, Bowater, Merger Sub and ExchangeCo entered into that certain Combination Agreement and Agreement and Plan of Merger, dated as of January 29, 2007 (the “Combination Agreement");
          WHEREAS, all of the parties to the Combination Agreement desire to amend the Combination Agreement as set forth below;
          NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in the Combination Agreement, and subject to the conditions set forth therein, the parties hereto agree as follows:
ARTICLE I
AMENDMENT
SECTION 1.01 Exhibit B to the Combination Agreement is hereby deleted in its entirety and replaced with the exhibit attached hereto as Schedule A.
SECTION 1.02 In all other respects, the Combination Agreement shall remain unamended and in full force and effect.
ARTICLE II
GENERAL PROVISIONS
SECTION 2.01 All capitalized terms used herein and not herein defined shall of the respective meanings ascribed thereto in the Combination Agreement.
SECTION 2.02 This Amendment may be executed in one or more counterparts (including by facsimile), all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.
SECTION 2.03 Without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of laws of any other jurisdictions other than those of the State of New York, this Amendment shall be deemed to be made in and in all respects shall be interpreted, construed and governed by and in accordance with, and any disputes or litigation arising out of or relating, directly or indirectly, to this Amendment shall be interpreted, construed and governed by and in accordance with, the Laws of the State of New York, except to the extent mandatorily governed by the Laws of Canada or the Laws of the province of Quebec or the internal laws of the State of Delaware, as applicable.
[Signature Pages Immediately Follow]

2

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their respective officers hereunto duly authorized, all as of the date first written above.

ABITIBIBOWATER INC.
By:	/s/ John W. Weaver
	Name:	John W. Weaver
	Title:	Chairman

By:	/s/ David J. Paterson
	Name:	David J. Paterson
	Title:	President

ABITIBI-CONSOLIDATED INC.
By:	/s/ John W. Weaver
	Name:	John W. Weaver
	Title:	President and Chief Executive Officer

By:	/s/ Pierre Rougeau
	Name:	Pierre Rougeau
	Title:	Senior Vice-President, Corporate Development and Chief Financial Officer

BOWATER INCORPORATED
By:	/s/ David J. Paterson
	Name:	David J. Paterson
	Title:	President and Chief Executive Officer

ALPHA-BRAVO MERGER SUB INC.
By:	/s/ John W. Weaver
	Name:	John W. Weaver
	Title:	Chairman

By:	/s/ David J. Paterson
	Name:	David J. Paterson
	Title:	President

BOWATER CANADA INC.
By:	/s/ William G. Harvey
	Name:	William G. Harvey
	Title:	Director

SCHEDULE A
*Schedule A is set forth in its entirety as Exhibit E to the joint proxy statement/prospectus/management information circular.